UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 17, 2025

Blaize Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41139	86-2708752
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

4659 Golden Foothill Parkway, Suite 206 El Dorado Hills, California	95762
(Address of principal executive officers)	(Zip Code)

(916) 347-0050

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	BZAI	The Nasdaq Stock Market
Warrants, each whole warrant exercisable for one share of Common stock at an exercise price of $11.50 per share	BZAIW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Strategic Partnership with Starshine

As previously reported, on July 16, 2025, Blaize Holdings, Inc. (“Blaize”) announced it had entered into a Strategic Cooperation Agreement (the “Agreement”) with Starshine Computing Power Technology Limited, a Hong Kong company (“Starshine”). Pursuant to the Agreement, Blaize and Starshine are entering into a strategic partnership to develop business opportunities for the sale of Blaize’s hybrid AI platform and other products and services through Starshine in the Asia Pacific region. Starshine has agreed to deliver a minimum of $120 million in revenue to Blaize over the first 18 months of the Agreement.

Updated Revenue Guidance and Outlook

On July 17, 2025, Blaize also announced updated revenue guidance for 2025 and 2026. Blaize now expects revenue of at least $35 million in 2025 and revenue of at least $130 million in 2026. Blaize also announced long term operating goals as it scales, which include long-term targets of non-GAAP gross margin of greater than 50% and non-GAAP EBITDA margins of greater than 30%. Blaize also announced that, based on forecasts by Gartner Market Forecast, its total addressable market, currently estimated at approximately $112 billion with verticals for AI services in government, power and utilities, retail and manufacturing, is estimated to reach approximately $245 billion by 2028.

Together with this Agreement and the $56 million edge AI deployment across south Asia’s smart infrastructure announced on June 30, 2025, Blaize has entered into new contracts for an aggregate of $176 million, to be fulfilled starting in Q2 2025 through 2026. Based on these contracts and other opportunities in Blaize’s pipeline, Blaize believes it has visibility on over $900 million of potential revenue opportunities through 2027, including over $300 million of revenue opportunities in advanced discussions, which are revenue opportunities where Blaize assesses a confidence level of at least a 50% likelihood of closing, and other pipeline projects in the initial stages of technical evaluation, including proof of concept or pilot programs. Any such opportunities are subject to change and the timing and ultimate amount of any contracted revenue, if any, remains uncertain.

Press Release

On July 17, 2025, Blaize issued a press release announcing the execution of the Strategic Cooperation Agreement with Starshine. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth on Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act that are based on beliefs and assumptions and on information currently available to Blaize, including statements regarding our collaboration with Starshine, the anticipated value and scope of the agreement, the future deployment of Blaize technology, which enables AI processing on existing camera infrastructure, the expectations for the hybrid AI rollout, the projected growth of hybrid AI, future financial performance, the industry in which Blaize operates, market opportunities, and product offerings. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the ability to maintain compliance with stock exchange listing standards; (iii) failure to realize the anticipated benefits of the business combination of Blaize and BurTech Acquisition Corp., which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (iv) the ability of Blaize to successfully market its products and services; (v) the ability of Blaize to successfully deploy its technologies across customer settings; (vi) changes in applicable law or regulations; (vii) the outcome of any legal proceedings that have been or may be instituted against Blaize; (viii) the effects of competition on Blaize’s future business; (ix) the ability of the combined company to issue equity or equity-linked securities or obtain debt financing; and (x) those factors discussed under the heading “Risk Factors” in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on May 14, 2025 and other documents filed by Blaize from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Blaize assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. Blaize does not give any assurance that it will achieve its expectations.

The financial projections in this Current Report on Form 8-K are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Blaize’s control. While such projections are necessarily speculative, Blaize believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of financial information or projections in this Current Report on Form 8-K should not be regarded as an indication that Blaize, or its representatives and advisors, considered or consider the information or projections to be a reliable prediction of future events. The independent registered public accounting firm of Blaize has not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Current Report on Form 8-K and, accordingly, has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No.	Description

99.1	Press Release, dated July 17, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blaize Holdings, Inc.

	By:	/s/ Dinakar Munagala
Dated: July 17, 2025		Dinakar Munagala
Chief Executive Officer